CSFB 05-7

Group 5

Pay rules

1.

Concurrently:

a.

50% allocated as follows:

i.

 Pay the NAS Priority Amount to the 5N1

1.

Pay pro-rata to the 5S1-5S7 until retired

2.

Pay the 5L1 until retired

ii.

Pay the 5N1 until retired

b.

50% allocated as follows:

i.

Pay according to the Aggregate PAC Schedule A as follows:

1.

Pay according to the Aggregate PAC schedule B as follows:

a.

Pay sequentially to the 5P1, 5P2, 5Z1 until retired

2.

Pay sequentially as follows:

a.

Pay pro-rata to the 5P3-5P11 until retired

b.

Pay the 5Z2 until retired

3.

Pay disregarding the Aggregate PAC schedule B as follows:

a.

Pay sequentially to the 5P1, 5P2, 5Z1 until retired

ii.

Pay the 5C1 until retired

iii.

Pay disregarding the Aggregate PAC Schedule A as follows:

1.

Pay according to the Aggregate PAC schedule B as follows:

a.

Pay sequentially to the 5P1, 5P2, 5Z1 until retired

2.

Pay sequentially as follows:

a.

Pay pro-rata to the 5P3-5P11 until retired

b.

Pay the 5Z2 until retired

3.

Pay disregarding the Aggregate PAC schedule B as follows:

a.

Pay sequentially to the 5P1, 5P2, 5Z1 until retired

Notes

Pxing Speed = 300 psa

NAS bonds = 1N1 standard 60 mo lockout. (apply shift to both sched and prepays)

NAS Priority = Total 1N1 Balance/Total Non-PO Balance

Settlement = 7/29/05